DERMA SCIENCES, INC.

                     CONVERTIBLE BOND DUE DECEMBER 31, 2000

NO. CBB-4                                                        U.S. $50,000.00

         Derma Sciences, Inc., a corporation duly incorporated and existing under the laws of the Commonwealth of Pennsylvania (the "Company"), for value received hereby promises to pay to MED-TEC INVESTORS, LLC, 777 Alexander Road, Princeton, New Jersey 08540 (the "Bondholder"), or registered assigns, the principal sum of FIFTY THOUSAND United States Dollars on December 31, 2000 (the "Stated Maturity"), or earlier, together with interest on the principal sum at an annual rate equal to the Prime Rate. "Prime Rate" under the Bond is the prime commercial lending rate published in The Wall Street Journal on the 1st day (or, if the 1st day is not a day on which The Wall Street Journal is published, the next preceding day of publication) of the month in which such interest accrues. If more than one prime rate is so published, the Prime Rate shall be the average of such prime rates. If no such prime rate is so published, the Prime Rate shall be the prime commercial lending rate then in effect at Morgan Guaranty Trust Company. Interest under the Bond shall accrue at the aforesaid Prime Rate, compounded monthly, and shall be payable quarterly as specified below.

         The Company shall make three (3) interest only payments under the Bond which payments shall be due on or before each of April 1, 2000, July 1, 2000 and October 1, 2000. The Company shall make a final payment consisting of the entire balance of principal and accrued but unpaid interest on or before December 31, 2000. If any payment is due on a Saturday or Sunday, or on any national holiday on which commercial banks in New York, New York are not open for normal business, such payment shall be made on the next succeeding business day. At the option of the Bondholder, accrued interest under the Bond for any given calendar quarter shall be satisfied either by: (1) cash payment on the first business day following the end of the calendar quarter with respect to which the subject interest accrued, or (2) capitalization of the accrued interest into the principal of the Bond.

         All payments under the Bond shall be made to the Bondholder, in immediately available funds, at its address provided above or to such account as the Bondholder shall designate in

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writing. All or any part of the unpaid principal balance or accrued but unpaid interest may be prepaid by the Company at any time, and from time to time, without premium or penalty. Any prepayments shall be paid ratably to each Bondholder and shall be applied first to accrued but unpaid interest and then to the unpaid principal balance.

         The Bond is one of a series of bonds issued and to be issued by the Company aggregating not greater than $750,000 in principal amount, maturing December 31, 2000 and being otherwise of like tenor and effect (the "Bonds"). All Bonds are, as to both principal and interest, issued under and equally secured by a security agreement of even date herewith (the "Security Agreement") whereby the Company has mortgaged and pledged certain of its property now owned and hereafter acquired to the holders of the Bonds ("Bondholders"). The Bonds shall share pro rata in the security created by, and described in, the Security Agreement ("Security"), subject to the prior rights in the Security of the holders of the Company's $875,000 aggregate principal amount convertible bonds due August 15, 2000, irrespective of the dates or order of filing of the various Security Agreements, or the dates or order of filing of associated Forms UCC-1 or any other indicia of priority.

         The Bondholder, at any time prior to the Stated Maturity and at any time thereafter so long as any portion of the principal or interest due hereunder remains unpaid, may, at its option, convert all or any portion of the unpaid principal and accrued interest of the Bond into Units in accordance with the Terms and Conditions of the Bonds attached hereto.

         UPON THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER, THE COMPANY DOES HEREBY APPOINT AND EMPOWER THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR THE COMPANY AND CONFESS JUDGMENT OR JUDGMENTS AGAINST THE COMPANY IN ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA AT ANY TIME AFTER THE DATE OF THIS NOTE IN FAVOR OF THE BONDHOLDER, ITS SUCCESSORS AND ASSIGNS, FOR THE UNPAID PRINCIPAL BALANCE OF THE BOND AND ALL INTEREST ACCRUED HEREON, TOGETHER WITH COSTS OF SUIT AND A REASONABLE ATTORNEY'S COMMISSION FOR COLLECTON OF SUCH SUMS, AND THE COMPANY HEREBY FOREVER WAIVES AND RELEASES ANY AND ALL ERRORS IN SAID PROCEEDINGS

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AND WAIVES STAY OF EXECUTION AND STAY, CONTINUANCE OR ADJOURNMENT OF SALE ON
EXECUTION. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE COMPANY SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, AND MAY BE EXERCISED FROM TIME TO TIME AND AS OFTEN AS THE BONDHOLDER OR ITS SUCCESSORS AND ASSIGNS SHALL DEEM NECESSARY OR DESIRABLE.

         Reference is hereby made to the further provisions of the Bond set forth under the Terms and Conditions of the Bonds attached hereto which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused the Bond to be duly executed by the signature of its President and Chief Executive Officer as attested by its Vice President and Chief Financial Officer.

Dated:  December   , 1999

                                DERMA SCIENCES, INC.

                                By:________________________________
                                     Stephen T. Wills, CPA, MST
                                     Vice President and Chief Financial Officer

  ATTEST:

  By:__________________________________
      Richard S. Mink

      Executive Vice President and Chief Operating Officer



[Transfer of the Bonds is subject to the Transfer Restrictions attached hereto.]



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                        TERMS AND CONDITIONS OF THE BONDS

1.       GENERAL.

         (a) The Bonds are issuable, without coupons, in denominations of U.S. $20 and multiples thereof. The Bonds, and transfers thereof, shall be in registered form as provided in Section 6 hereof. The registered holder of a Bond shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft or loss or of any writing thereon.

         (b) The Bonds are direct obligations of the Company. Without the approval of the Bondholders, or except as otherwise provided herein, the Company may not incur or issue any other indebtedness or bonds which rank senior or pari passu to the Bonds.

         (c) The Company shall, within seven (7) business days of the Conversion Notification Date (defined below), amend its Articles of Incorporation pursuant to those certain Purchase Agreements of even date herewith by and between the Company and the Bondholders ("Purchase Agreements") to authorize the issuance of the shares of Series D Preferred Stock, $.01 par value, set forth in the Purchase Agreement ("Series D Preferred Stock"). The Company represents and warrants that it has reserved for issuance, and covenants that it shall continue to reserve for issuance, that number of shares of Underlying Common Stock (defined below) required to be issued upon the conversion of the Series D Preferred Stock and exercise of the Warrants.

         (d) On the Conversion Date (defined below) the Bonds shall convert into units (the "Units") each of which consists of one share of Series D Convertible Preferred Stock and one Warrant to purchase one share of Common Stock (defined below) at a price equal to the Unit Purchase Price (defined below). Each Bond shall convert into such number of Units as shall result by dividing the principal amount of the Bond by the Unit Purchase Price.

         (e) The Company shall file within 60 days of the Conversion Date, and use its best efforts to cause to become effective, a registration statement (the "Registration Statement") covering the resale of the shares of the Underlying Common Stock.

         (f) Upon the earlier of final payment by the Company of all principal and interest due under the Bond or the Stated Maturity, all Warrants which would otherwise have been issuable to the Bondholder had it converted the Bond into Units shall thereupon be issued to the Bondholder; provided, however, such issuance shall not impair the right of the Bondholder to enforce payment of the balance due, if any, under the Bond.

2.       DEFINITIONS.

         (a) The "Conversion Notification Date" under the Bond is the date the Conversion Notice set forth at page 8 hereof is received by the Company.

         (b) The "Conversion Date" under the Bond is the later of the Conversion Notification Date or the date of the filing with the Department of State, Commonwealth of Pennsylvania, of

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the amendment to the Company's Articles of Incorporation to authorize the issuance of the Series D Preferred Stock.

         (c) The "Unit Purchase Price" shall be $1.0125.

         (d) The "Underlying Common Stock" are shares of the Company's common stock, $.01 par value per share ("Common Stock"), issuable upon conversion of the Series D Preferred Stock and exercise of the Warrants.

3.       CONVERSION.

         (a) On the Conversion Date the Bonds, together with accrued interest thereon, that are the subject of a Conversion Notice shall automatically and without any further action on the part of the Bondholder be converted into Units, and the Bonds so converted shall thereafter be void and of no force or effect.

         (b) Any fractional Units otherwise issuable by the Company upon conversion shall be rounded to the next higher whole number of Units.

4.       EVENTS OF DEFAULT.

         The following shall constitute "Events of Default" under the Bonds:

         (a) The Company fails to make any payment of interest or principal under the Bonds when due; or

         (b) The Company fails to have a sufficient number of shares of Series D Preferred Stock authorized no later than seven (7) business days after the Conversion Notification Date to permit conversion of the Bonds; or

         (c) The Company fails duly to perform or observe any other term, covenant or agreement contained in the Bonds for a period of 30 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall first have been given to the Company by the holders of at least 25% in aggregate principal amount of the Bonds as from time to time outstanding; or

         (d) A court having jurisdiction in the premises enters a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of the property of it or ordering the winding-up or liquidation of the affairs of it and such decree or order remains unstayed and in effect for a period of 30 consecutive days; or

         (e) Either the Company, Genetic Laboratories Wound Care, Inc., a Minnesota corporation, or Sunshine Products, Inc., a Missouri corporation, or any other subsidiary of the Company, commences a voluntary case or proceeding under any applicable bankruptcy,

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


insolvency, reorganization or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or makes any general assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due or takes any corporate action in furtherance of any of the foregoing; or

         (f) An event of default, as defined in any indenture or instrument evidencing or under which the Company has outstanding at least $200,000 (or its equivalent in another currency), in aggregate principal amount of indebtedness for borrowed money, has occurred and is continuing and such default involves the failure to pay the principal or interest of such indebtedness (or any part thereof), when due and payable after the expiration of any applicable grace period with respect thereto, or such indebtedness has been accelerated so that the same becomes due and payable prior to the date on which the same would otherwise have become due and payable, and failure to pay is not cured by the Company within 30 days after such failure or such acceleration is not rescinded or annulled within 60 days after notice thereof has first been given to the Company; provided that if such event of default under such indenture or instrument is remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of any of the Bondholders.

         If an Event of Default occurs and is continuing, the Bondholders holding not less than 50% of the aggregate principal amount of the Bonds then outstanding may, by written notice to the Company, declare the principal of the Bond and the interest accrued hereon to be due and payable immediately in cash. If an Event of Default, or an event which would with the passing of time or the giving of notice or both be an Event of Default, occurs and is continuing, the Company shall within two (2) business days of becoming aware thereof notify the Bondholder in writing of such Event of Default.

5.       MERGER, CONSOLIDATION, SALE, CONVEYANCE OR ASSUMPTION.

         (a) The Company will not merge or consolidate with, or sell or convey all or substantially all of its assets to, any other corporation unless (i) either (A) the Company is the surviving corporation in the case of a merger or
(B) the surviving, resulting or transferee corporation expressly assumes the due and punctual payment of all the Bonds according to their tenor and the due and punctual performance of all of the covenants and obligations of the Company under the Bonds, by supplemental agreement reasonably satisfactory to the Bondholders, (ii) the surviving, resulting or transferee corporation, if not organized and validly existing under the laws of any state of the United States or the District of Columbia, expressly agrees to make payments under the Bonds free of any deduction or withholding for or on account of taxes, levies, imposts and charges whatsoever imposed by or for the account of the jurisdiction where such successor corporation is generally subject to taxation (or any political subdivision or taxing authority thereof or therein) in a manner equivalent to that set forth herein subject to the exceptions contained in such forms of the Bonds, and (iii) the Company or such successor corporation, as the case may be, is not, immediately after such merger, consolidation, sale or

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


conveyance, in default in the performance of any covenants or obligations of the Company under the Bonds.

         (b) Upon any merger, consolidation, sale, conveyance or assumption as provided in Section 5(a), the successor or assuming corporation shall succeed to and be substituted for, and may exercise every right and power of and be subject to all the obligations of, the Company under the Bonds with the same effect as if such successor or assuming corporation had been named as the Company therein and herein and the Company shall be released from its liability as obligor under the Bonds; provided that any successor or assuming corporation shall have the obligation to purchase the Bonds only as a result of circumstances which occur subsequent to such merger, consolidation, sale, conveyance or assumption and as a result of which the Company would have had such obligation if the Company had remained the obligor on the Bonds.

                  In case of any such merger, consolidation, sale, conveyance or assumption, such successor or assuming corporation shall succeed to and be substituted for the Company with the same effect, subject to (in the case of a merger to which the Company is a party) Section 5(b) of the Bonds, as if it had been named in the Bonds as the Company; the Company shall thereupon be relieved of any further obligation or liability hereunder or upon the Bonds, and the Company, as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up or liquidated. Subject to all the terms, conditions and limitations in the Bonds, the successor or assuming corporation shall deliver any Bonds which previously have been signed and delivered by the officers of the Company. All the Bonds so issued shall in all respects have the same legal rank and benefit as the Bonds theretofore or thereafter issued as though all of such Bonds had been issued at the date of the execution hereof.

                  In case of any merger, consolidation, sale, conveyance or assumption, such changes in phraseology and form (but not in substance) may be made in the Bonds thereafter to be issued as may be appropriate.

6.       REPLACEMENT, TRANSFER AND EXCHANGE OF BONDS.

         (a) In case any Bond shall at any time become mutilated, destroyed, stolen or lost and such Bond or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required) shall be delivered to the Company, a new Bond of like tenor and date will be issued by the Company in exchange for the Bond so mutilated, or in lieu of the Bond so destroyed, stolen or lost, but, in the case of a destroyed, stolen or lost Bond only upon receipt of evidence satisfactory to the Company that such Bond was destroyed, stolen or lost, and if required by the Company, upon receipt also of indemnity satisfactory to the Company. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Bond shall be borne by the owner of the Bond so mutilated, destroyed, stolen or lost.

         (b) Bonds are exchangeable at the office of the Company in Princeton, New Jersey or as designated by the Company for such purpose, for an equal aggregate principal amount of Bonds of authorized denominations as required by the Bondholder surrendering the same. In the

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


event of conversion of a Bond in part only, a new Bond or Bonds for the unredeemed or unconverted portion hereof will be issued in the name of the Bondholder.

         (c) The costs and expenses of effecting any exchange or registration of transfer pursuant to the foregoing provisions, except for the expenses of delivery by other than regular mail (if any) and except, if the Company shall so require, the payment of a sum sufficient to cover any tax or other governmental charge or insurance charges that may be imposed in relation thereto, will be borne by the Company.

         (d) For purposes of the provisions of the Bond, any Bond authenticated and delivered pursuant hereto shall, as of any date of determination, be deemed to be "outstanding," except for:

                  (i) Bonds previously converted, or canceled by the Company or delivered to the Company for cancellation;

                  (ii) Bonds which have become due and payable at maturity or otherwise and with respect to which monies or shares of Common Stock, as applicable, sufficient to pay the principal thereof and interest thereon shall have been made available to the Company; or

                  (iii) Bonds in lieu of or in substitution for which other Bonds have been authenticated and delivered pursuant hereto;

provided, however, that in determining whether the holders of the requisite principal amount of outstanding Bonds are present at a meeting of Bondholders for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Company or any subsidiary thereof shall be disregarded and deemed not to be outstanding.

7.       MODIFICATIONS AND AMENDMENTS.

         (a) Without the consent of any Bondholders, modifications of or amendments to the Bonds may be made for any of the following purposes:

                  (i) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company in the Bonds;

                  (ii) to add to the covenants of the Company for the benefit of the Bondholders, or to surrender any right or power herein conferred upon the Company;

                  (iii) to make provision with respect to the conversion rights of Bondholders pursuant to Section 2 hereof;

                  (iv) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein; and

                  (v) to make any other provisions with respect to matters or questions arising under the Bond.

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


         No such action pursuant to this paragraph (a) may adversely affect the interests of the Bondholders.

         (b) Modifications and amendments to these Bonds may be made, and future compliance with or past default by the Company under any of the provisions thereof may be waived, with the written consent of the holders of at least a majority in aggregate principal amount of the Bonds at the time outstanding; provided, that no such modification, amendment or waiver may, without the consent of each Bondholder affected thereby:

                  (i) waive a default in the payment of the principal of or interest on any Bond;

                  (ii) change the Stated Maturity (except as contemplated herein) of the principal of or any installment of interest on, any Bond, or reduce the principal amount thereof or the rate of interest thereon, or change the coin or currency in which any Bond or the interest thereon is payable, or adversely affect the right to convert any Bonds as provided in Section 2 or modify the provisions of the Bonds with respect to subordination of the Bonds in a manner adverse to the Bondholders;

                  (iii) reduce the requirements of Section 6 hereof for quorum or voting, or reduce the percentage in principal amount of the outstanding Bonds the consent of whose holders is required for any amendment or modification of the Terms and Conditions of the Bonds;

                  (iv) change the obligation of the Company to maintain an office or agency in Princeton, New Jersey; or

                  (v) modify any of the provisions of this Section except to increase any such percentage or to provide that certain other provisions of the Bonds cannot be modified or waived without the consent of the holder of each outstanding Bond affected thereby.

8.       NON-BUSINESS DAYS.

         In any case where the date of maturity of the principal of or interest on the Bonds or the date fixed for redemption of any Bond shall be at any place of payment a Saturday, Sunday, a legal holiday or a day on which banking institutions in Princeton, New Jersey are authorized or obligated by law or executive order to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place of payment which is not a Saturday, Sunday, a legal holiday or a day on which banking institutions in Princeton, New Jersey are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

9.       BOND REGISTER.

         The Company shall cause to be kept at its principal office a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Bonds and of transfers of Bonds.

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


         As provided herein and subject to certain limitations therein set forth and compliance by the holder with applicable state and federal securities laws, the transfer of Bonds is registrable on the Bond Register upon surrender of a Bond for registration of transfer at the office or agency of the Company, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the holder thereof or his attorney duly authorized in writing, and thereupon one or more new Bonds, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

10.      NOTICES.

         All notices to the Bondholders will be mailed to registered Bondholders at their registered addresses as the same shall appear in the Bond Register on the day fifteen days prior to such mailing.

11.      GOVERNING LAW.

         The Bonds shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to principles of conflicts of law.

12.      COUNTERSIGNATURE AND REGISTRATION.

         The Bond shall not become valid or obligatory for any purpose until the certificate representing the Bond shall have been duly executed by the Company and such signature attested to by an authorized Officer thereof.

13.      WARRANTY OF THE COMPANY.

         The Company hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of the Bond, and to constitute the same legal, valid and binding obligations of the Company enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

14.      ACCOUNTING TERMS.

         All accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles as applied in the United States.

15.      DESCRIPTIVE HEADINGS.

         The descriptive headings appearing herein are for convenience of reference only and shall not alter, limit or define the provisions hereof.

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


                                CONVERSION NOTICE

                         URGENT/FOR IMMEDIATE ATTENTION

                              Derma Sciences, Inc.
                         214 Carnegie Center, Suite 100
                           Princeton, New Jersey 08540
                            Telephone: (800) 825-4325
                           Telecopier: (609) 452-0880

Name of Nominee or Registered Holder:

_______________________________________________________________________________
(Print)

Telecopier number to which confirmation of receipt of this Conversion Notice should be sent:

_______________________________________________________________________________
(Print)

Aggregate principal amount of the Bond being converted hereby: ________________

If you want the Preferred Stock certificate and Warrant certificate made out in another person's name, complete the form below:

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

                     _______________________________
                    |                               |
                    |                               |
                    |_______________________________|

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
(Print or type assignee's name, title, address and zip code)

Date: __________________

Your Signature: _______________________________________________________________


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



                              TRANSFER RESTRICTIONS

         THIS BOND HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS BOND NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHIN THE "UNITED STATES" OR TO "U.S. PERSONS" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE BONDHOLDER OF THIS BOND, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE COMPANY THAT: (I) IT HAS ACQUIRED A "RESTRICTED" BOND WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS BOND PRIOR TO THE DATE WHICH IS ONE YEAR AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF EXCEPT (A) TO DERMA SCIENCES, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS CONFIRMED IN AN OPINION OF COUNSEL ACCEPTABLE IN FORM AND SUBSTANCE TO THE ISSUER OF THIS BOND AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT BONDHOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS BOND OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (II)(D) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS BOND TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO IT IN FORM AND SUBSTANCE.


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